UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DOLLAR TREE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 11, 2020. DOLLAR TREE, INC. DOLLAR TREE, INC. 500 VOLVO PKWY CHESAPEAKE, VIRGINIA 2330 You are receiving this communication because you hold shares in Dollar Tree, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D13911-P39828 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: April 9, 2020 Date: June 11, 2020 Time: 8:00 a.m., Eastern Time Location: Virtual Annual Meeting of Shareholders conducted exclusively via live audio webcast at www.virtualshareholdermeeting.com/DLTR2020. The company will be hosting the meeting exclusively online via live webcast this year. To attend the meeting, please visit www.virtualshareholdermeeting.com/DLTR2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D13912-P39828 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/DLTR2020. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends that you vote FOR each director nominee listed in Proposal 1.

Proposal 1. Election of Directors

Nominees:

1a. Arnold S. Barron

1b. Gregory M. Bridgeford

1c. Thomas W. Dickson

1d. Lemuel E. Lewis

1e. Jeffrey G. Naylor

1f. Gary M. Philbin

1g. Bob Sasser

1h. Thomas A. Saunders III

1i. Stephanie P. Stahl

1j. Carrie A. Wheeler

1k. Thomas E. Whiddon

1l. Carl P. Zeithaml

The Board of Directors recommends you vote FOR proposals 2 and 3 and AGAINST proposal 4.

Proposal 2. To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers.

Proposal 3. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2020.

Proposal 4. To vote on the shareholder proposal on greenhouse gas emissions goals.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

D13913-P39828

D13914-P39828